INTERPHARM HOLDINGS, INC. AND SUBSIDIARIES

                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      Each of the undersigned hereby certifies, in his capacity as an officer of Interpharm Holdings, Inc. (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 16, 2005

/s/ Cameron Reid
--------------------------------
Cameron Reid
Chief Executive Officer


/s/George Aronson
---------------------
George Aronson
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Interpharm Holdings, Inc. and will be retained by Interpharm Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.